Exhibit 4


                             JOINT FILING AGREEMENT

           This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the Class A Common Stock, par value $0.01 per share, of Neff Corp. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(f)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated:  April 21, 2000

                                  GECFS, INC.

                                  By: /s/ Peter Ringger
                                      -----------------------------------------
                                      Name: Peter Ringger
                                      Its: Director


                                  GENERAL ELECTRIC CAPITAL CORPORATION

                                  By: /s/ Nancy E. Barton
                                      -----------------------------------------
                                      Name: Nancy E. Barton
                                      Title: Senior Vice President,
                                             General Counsel
                                             and Secretary


                                  GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                  By: /s/ Nancy E. Barton
                                      -----------------------------------------
                                      Name: Nancy E. Barton
                                      Title: Senior Vice President,
                                             General Counsel
                                             and Secretary

                                  GENERAL ELECTRIC COMPANY

                                  By: /s/ Nancy E. Barton
                                      -----------------------------------------
                                      Name: Nancy E. Barton
                                      Its: Attorney-In-Fact

















                                       2